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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 13, 1998



                           NATIONAL MEDIA CORPORATION
               (Exact name of registrant as specified in charter)


         Delaware                  I-6715                       13-2658741

(State or Other Juris-       (Commission File Number)   (IRS Employer Identi-
 diction of Incorporation)                                  fication No.)


Eleven Penn Center, Ste. 1100, 1835 Market Street, Philadelphia, PA     19103
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code    215-988-4600


                                      N/A
         (Former name or former address, if changed since last report.)

                      ------------------------------------


                     Exhibit Index appears on Page 5 hereof.




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Item 5.           Other Events.

         On August 13, 1998, National Media Corporation (the "Company") announced the execution of definitive agreements related to a previously announced transaction pursuant to which an investor group (the "Investor Group") headed by Stephen C. Lehman has agreed to acquire a substantial equity interest in, and operational control of, the Company through an investment of a minimum of $30,000,000 (the "Transaction"). In connection with the execution of the definitive agreements regarding the Transaction, the Investor Group consummated the acquisition of one-half of the Company's outstanding Series D Convertible Preferred Stock (the "Series D Stock") along with 992,942 warrants which had previously been issued to the original holders of the Series D stock (the "Series D Warrants," and together with the Series D Stock, the "Series D Securities") from the holders of the Series D Securities for an aggregate of $10 million. Upon consummation of such acquisition, the Investor Group, the original holders of the Series D Securities and the Company agreed to eliminate the floating conversion price feature of the Series D Stock and to certain standstill provisions regarding sales of the Series D Securities.

         In addition to the $10 million acquisition of the Series D Securities, the Investor Group agreed to invest a minimum of $20 million and a maximum of $22 million directly into the Company in exchange for a newly created Series E Preferred Stock which will be convertible into shares of Common Stock at a fixed conversion price of $1.50 per share.

         Upon execution of the definitive agreements regarding the Transaction, Mr. Lehman was named acting Chief Executive Officer of the Company. Mr. Lehman, Eric Weiss and Andrew Schuon were also named to the Company's Board of Directors. The Company also entered into a consulting agreement (the "Consulting Agreement") with Temporary Media Co., LLC ("TMC"), a newly formed entity controlled by Mr. Lehman, Mr. Weiss and Daniel Yukelson, pursuant to which TMC will provide executive management consulting services to the Company pending closing of the Transaction. In connection with such Consulting Agreement, the Company granted to TMC (i) a five-year option (the "TMC Options) to purchase up to 212,500 shares of Common Stock, subject to certain vesting requirements, at an exercise price of $1.32 per share and (ii) contingent warrants (the "TMC Warrants"), which will only become effective following consummation of the Transaction, to purchase up to 3,762,500 shares of Common Stock, at exercise prices ranging from $1.32 per share to $3.00 per share. In the event that the Company's stockholders do not approve the Transaction, all TMC Warrants and all non-vested TMC Options will be cancelled. 1,000,000 of such warrants will be will be utilized to retain and attract personnel to the Company.

         The Company also executed agreements with First Union Bank ("First Union") and ValueVision International, Inc. ("ValueVision") providing for modifications to the Company's two primary credit facilities. First Union agreed to waive all outstanding financial covenant violations and to modify certain financial covenants pending closing of the Transaction. First Union also agreed to accept payment of seventy-five percent (75%) of all outstanding principal obligations in full satisfaction of the Company's indebtedness, provided such payment is made to First Union by November 15, 1998.

         ValueVision agreed to waive its right to repayment of its $10 million demand note (the "ValueVision Note") upon announcement of the Transaction. ValueVision also agreed to certain standstill provisions and certain limitations regarding the Company's payment of the ValueVision Note prior to January 1, 1999. In consideration thereof, the Company agreed to re-price certain warrants held


                                       -2-

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by ValueVision to $2.74 per share. The Company retained its right to re-pay the
ValueVision Note in cash or Common Stock, at its option.

         The Company intends to seek regulatory and stockholder approval for the Transaction.

         Copies of the agreements set forth under Item 7 below and of the press release announcing the execution of the definitive Transaction documents are attached hereto, and are incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits

         4.1 Option Agreement, dated August 11, 1998, in favor of Temporary Media Corporation ("TMC").

         4.2      Form of Warrant, dated August 11, 1998, in favor of TMC.

         4.3 Form of Certificate of Designations, Preferences and Rights of Series E Preferred Stock.

         4.4      Amendment No. 7 to Rights Agreement, dated as of August 11,
                  1998.

         10.1 Stock Purchase Agreement, dated August 12, 1998, by and between the Company and NM Acquisition Co., LLC ("ACO").

         10.2 Consulting Agreement, dated August 11, 1998, by and between TMC and the Company.

         10.3 Registration Rights Agreement, dated August 11, 1998, between the Company and ACO.

         10.4 Agreement, dated August 12, 1998 among the Company, ACO, Capital Ventures International and RGC International Investors, LDC.

         10.5 Agreement, dated August 11, 1998, among the Company, ACO and ValueVision International, Inc.

         10.6(1) Agreement, dated July 15, 1998, among the Company, ACO and First Union National Bank.

         99       Press Release, dated August 13, 1998.

         (1) Previously filed.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     NATIONAL MEDIA CORPORATION
                                                     (Registrant)


Date: August 18, 1998               By: /s/ Brian J. Sisko
                                        --------------------
                                        Name:    Brian J. Sisko
                                        Title:   Senior Vice President and
                                                 General Counsel



                                       -4-

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                                  EXHIBIT INDEX

No.

4.1 Option Agreement, dated August 11, 1998, in favor of Temporary Media Corporation ("TMC").

4.2  Form of Warrant, dated August 11, 1998, in favor of TMC.

4.3 Form of Certificate of Designations, Preferences and Rights of Series E Preferred Stock.

4.4  Amendment No. 7 to Rights Agreement, dated as of August 11, 1998.

10.1 Stock Purchase Agreement, dated August 12, 1998, by and between the Company and NM Acquisition Co., LLC ("ACO").

10.2 Consulting Agreement, dated August 11, 1998, by and between TMC and the Company.

10.3 Registration Rights Agreement, dated August 11, 1998, between the Company and ACO.

10.4 Agreement, dated August 12, 1998 among the Company, ACO, Capital Ventures International and RGC International Investors, LDC.

10.5 Agreement, dated August 11, 1998, among the Company, ACO and ValueVision International, Inc.

99   Press Release, dated August 13, 1998.




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